Exhibit 8.1

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main	1
2	ABFS I Incorporated	Lutherville-Timonium	1
3	ABS MB Ltd.	Lutherville-Timonium	1
4	Alex. Brown Financial Services Incorporated	Lutherville-Timonium	1
5	Alex. Brown Investments Incorporated	Lutherville-Timonium	1
6	Alfred Herrhausen Gesellschaft mbH	Berlin	2
7	Ambidexter GmbH i.L.	Frankfurt	1
8	Argent Incorporated	Lutherville-Timonium	1
9	Baincor Nominees Pty Limited	Sydney	2
10	Bainpro Nominees Pty Ltd	Sydney	1
11	Baldur Mortgages Limited	London	1
12	Bankers Trust Investments Limited (in members' voluntary liquidation)	London	2
13	Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City	1
14	Betriebs-Center für Banken AG	Frankfurt	1
15	BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln	1
16	BHW Bausparkasse Aktiengesellschaft	Hameln	1
17	BHW Holding GmbH	Hameln	1
18	Biomass Holdings S.à r.l.	Luxembourg	1
19	Blue Cork, Inc.	Wilmington	1
20	BNA Nominees Pty Limited	Sydney	1
21	Borfield Sociedad Anonima	Montevideo	2
22	Breaking Wave DB Limited	London	1
23	BT Globenet Nominees Limited	London	2
24	BTD Nominees Pty Limited	Sydney	2
25	Cape Acquisition Corp.	Wilmington	3
26	CapeSuccess Inc.	Wilmington	3
27	CapeSuccess LLC	Wilmington	3
28	Cardales UK Limited (in members' voluntary liquidation)	London	2
29	Cardea Real Estate S.r.l.	Milan	1
30	Career Blazers LLC	Wilmington	3
31	Career Blazers Management Company, Inc.	Albany	2
32	Career Blazers Personnel Services, Inc.	Albany	3
33	Caribbean Resort Holdings, Inc.	New York	1, 4
34	Cathay Advisory (Beijing) Co., Ltd.	Beijing	2
35	Cathay Asset Management Company Limited	Ebène	1
36	Cathay Capital Company (No 2) Limited	Ebène	1
37	Cedar (Luxembourg) S.à r.l.	Luxembourg	2
38	China Recovery Fund, LLC	Wilmington	1
39	Cinda - DB NPL Securitization Trust 2003-1	Wilmington	1, 4
40	Consumo Srl in Liquidazione	Milan	1
41	Cyrus J. Lawrence Capital Holdings, Inc.	Wilmington	1
42	D B Investments (GB) Limited	London	1
43	D&M Turnaround Partners Godo Kaisha	Tokyo	1
44	D.B. International Delaware, Inc.	Wilmington	1
45	DB (Barbados) SRL	Christ Church	1
46	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur	2
47	DB (Malaysia) Nominee (Tempatan) Sendirian Berhad	Kuala Lumpur	2
48	DB (Pacific) Limited, New York	New York	1
49	DB Abalone LLC	Wilmington	1
50	DB Alex. Brown Holdings Incorporated	Wilmington	1
51	DB Alps Corporation	Wilmington	1
52	DB Aotearoa Investments Limited	George Town	1
53	DB Asset Finance II S.à r.l.	Luxembourg	2
54	DB Beteiligungs-Holding GmbH	Frankfurt	1
55	DB Boracay LLC	Wilmington	1
56	DB Capital Investments Sàrl	Luxembourg	2
57	DB Capital Markets (Deutschland) GmbH	Frankfurt	1
58	DB Capital Partners, Inc.	Wilmington	1
59	DB Cartera de Inmuebles 1, S.A.U.	Pozuelo de Alarcón	1
60	DB Chestnut Holdings Limited	George Town	1
61	DB Commodity Services LLC	Wilmington	1
62	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur	1
63	DB Delaware Holdings (Europe) Limited	George Town	1
64	DB Direkt GmbH	Frankfurt	1
65	DB Elara LLC	Wilmington	1
66	DB Energy Trading LLC	Wilmington	1
67	DB Enfield Infrastructure Holdings Limited (in liquidation)	St. Helier	1
68	DB Equipment Leasing, Inc.	New York	1
69	DB Equity Limited	London	1
70	DB Finance (Delaware), LLC	Wilmington	1
71	DB Global Technology SRL	Bucharest	1
72	DB Global Technology, Inc.	Wilmington	1
73	DB Group Services (UK) Limited	London	1
74	DB Holdings (New York), Inc.	New York	1
75	DB HR Solutions GmbH	Eschborn	1
76	DB Immobilienfonds 5 Wieland KG	Frankfurt	2
77	DB Impact Investment Fund I, L.P.	Edinburgh	1, 5
78	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen	1, 5
79	DB Industrial Holdings GmbH	Luetzen	1
80	DB Intermezzo LLC	Wilmington	1
81	DB International (Asia) Limited	Singapore	1
82	DB International Investments Limited	London	1
83	DB International Trust (Singapore) Limited	Singapore	2
84	DB Investment Managers, Inc.	Wilmington	1
85	DB Investment Partners, Inc.	Wilmington	1
86	DB Investment Resources (US) Corporation	Wilmington	1
87	DB Investment Resources Holdings Corp.	Wilmington	1
88	DB Investment Services GmbH	Frankfurt	1
89	DB Io LP	Wilmington	1, 5
90	DB IROC Leasing Corp.	New York	1
91	DB London (Investor Services) Nominees Limited	London	1
92	DB Management Support GmbH	Frankfurt	3
93	DB Nominees (Hong Kong) Limited	Hong Kong	3
94	DB Nominees (Singapore) Pte Ltd	Singapore	2
95	DB Omega BTV S.C.S.	Luxembourg	1, 5
96	DB Omega Holdings LLC	Wilmington	1
97	DB Omega Ltd.	George Town	1
98	DB Omega S.C.S.	Luxembourg	1, 5
99	DB Operaciones y Servicios Interactivos Agrupación de Interés Económico	Madrid	1
100	DB Overseas Finance Delaware, Inc.	Wilmington	1
101	DB Overseas Holdings Limited	London	1
102	DB Print GmbH	Frankfurt	1
103	DB Private Clients Corp.	Wilmington	1
104	DB Private Wealth Mortgage Ltd.	New York	1
105	DB Re S.A.	Luxembourg	3
106	DB Service Centre Limited	Dublin	1
107	DB Service Uruguay S.A.	Montevideo	1
108	DB Services Americas, Inc.	Wilmington	1
109	DB Servizi Amministrativi S.r.l.	Milan	1
110	DB Strategic Advisors, Inc.	Makati City	1
111	DB Structured Derivative Products, LLC	Wilmington	1
112	DB Structured Products, Inc.	Wilmington	1
113	DB Trustee Services Limited	London	2
114	DB Trustees (Hong Kong) Limited	Hong Kong	2
115	DB U.S. Financial Markets Holding Corporation	Wilmington	1
116	DB UK Bank Limited	London	1
117	DB UK Holdings Limited	London	1
118	DB UK PCAM Holdings Limited	London	1
119	DB USA Core Corporation	West Trenton	1
120	DB USA Corporation	Wilmington	1
121	DB Valoren S.à r.l.	Luxembourg	1
122	DB Value S.à r.l.	Luxembourg	1
123	DB VersicherungsManager GmbH	Frankfurt	2
124	DB Vita S.A.	Luxembourg	3
125	DBAH Capital, LLC	Wilmington	1
126	DBCIBZ1	George Town	1
127	DBCIBZ2	George Town	1
128	DBFIC, Inc.	Wilmington	1
129	DBNZ Overseas Investments (No.1) Limited	George Town	1
130	DBOI Global Services (UK) Limited	London	1
131	DBOI Global Services Private Limited	Mumbai	1
132	DBR Investments Co. Limited	George Town	1
133	DBRE Global Real Estate Management IA, Ltd. (in voluntary liquidation)	George Town	1
134	DBRE Global Real Estate Management IB, Ltd.	George Town	1
135	DBRMS4	George Town	1, 5, 6
136	DBRMSGP1	George Town	1, 5, 6
137	DBUK PCAM Limited	London	1
138	DBUKH No. 2 Limited (in members' voluntary liquidation)	London	1, 4
139	DBUSBZ1, LLC	Wilmington	2
140	DBUSBZ2, S.à r.l.	Luxembourg	1
141	DBX Advisors LLC	Wilmington	1
142	DBX Strategic Advisors LLC	Wilmington	1
143	DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn	1, 5
144	DEE Deutsche Erneuerbare Energien GmbH	Frankfurt	1
145	Delowrezham de México S. de R.L. de C.V.	Mexico City	1
146	DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt	1
147	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland	1
148	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland	1
149	Deutsche (New Munster) Holdings New Zealand Limited	Auckland	1
150	Deutsche Access Investments Limited	Sydney	1
151	Deutsche Aeolia Power Production Société Anonyme	Athens	2
152	Deutsche Alt-A Securities, Inc.	Wilmington	3
153	Deutsche Alternative Asset Management (UK) Limited	London	1
154	Deutsche Asia Pacific Holdings Pte Ltd	Singapore	1
155	Deutsche Asset Management (India) Private Limited	Mumbai	1
156	Deutsche Australia Limited	Sydney	1
157	Deutsche Bank (Cayman) Limited	George Town	2
158	Deutsche Bank (China) Co., Ltd.	Beijing	1
159	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur	1
160	Deutsche Bank (Suisse) SA	Geneva	1
161	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo	1
162	DEUTSCHE BANK A.S.	Istanbul	1
163	Deutsche Bank Americas Holding Corp.	Wilmington	1
164	Deutsche Bank Europe GmbH	Frankfurt	1
165	Deutsche Bank Financial Company	George Town	1
166	Deutsche Bank Holdings, Inc.	Wilmington	1
167	Deutsche Bank Insurance Agency Incorporated	Lutherville-Timonium	2
168	Deutsche Bank International Limited	St. Helier	1
169	Deutsche Bank Investments (Guernsey) Limited	St. Peter Port	2
170	Deutsche Bank Luxembourg S.A.	Luxembourg	1
171	Deutsche Bank Mutui S.p.A.	Milan	1
172	Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City	1
173	Deutsche Bank National Trust Company	Los Angeles	1
174	Deutsche Bank Nominees (Jersey) Limited	St. Helier	2
175	Deutsche Bank Polska Spólka Akcyjna	Warsaw	1
176	Deutsche Bank Representative Office Nigeria Limited	Lagos	3
177	Deutsche Bank S.A. - Banco Alemão	Sao Paulo	1
178	Deutsche Bank Securities Inc.	Wilmington	1
179	Deutsche Bank Securities Limited	Toronto	1
180	Deutsche Bank Services (Jersey) Limited	St. Helier	1
181	Deutsche Bank Società per Azioni	Milan	1
182	Deutsche Bank Trust Company Americas	New York	1
183	Deutsche Bank Trust Company Delaware	Wilmington	1
184	Deutsche Bank Trust Company, National Association	New York	1
185	Deutsche Bank Trust Corporation	New York	1
186	Deutsche Bank, Sociedad Anónima Española	Madrid	1
187	Deutsche Capital Finance (2000) Limited	George Town	1
188	Deutsche Capital Hong Kong Limited	Hong Kong	1
189	Deutsche Capital Markets Australia Limited	Sydney	1
190	Deutsche Capital Partners China Limited	George Town	1
191	Deutsche Cayman Ltd.	George Town	2
192	Deutsche CIB Centre Private Limited	Mumbai	1
193	Deutsche Custody N.V.	Amsterdam	3
194	Deutsche Domus New Zealand Limited	Auckland	1
195	Deutsche Equities India Private Limited	Mumbai	1
196	Deutsche Finance No. 2 Limited	George Town	1
197	Deutsche Foras New Zealand Limited	Auckland	1
198	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf	3
199	Deutsche Global Markets Limited	Tel Aviv	1
200	Deutsche Group Holdings (SA) Proprietary Limited	Johannesburg	1
201	Deutsche Group Services Pty Limited	Sydney	1
202	Deutsche Grundbesitz Beteiligungsgesellschaft mbH i.L.	Eschborn	3
203	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt	2
204	Deutsche Holdings (BTI) Limited (in members' voluntary liquidation)	London	1
205	Deutsche Holdings (Grand Duchy)	Luxembourg	1
206	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg	1
207	Deutsche Holdings Limited	London	1
208	Deutsche Holdings No. 2 Limited	London	1
209	Deutsche Holdings No. 3 Limited	London	1
210	Deutsche Holdings No. 4 Limited	London	1
211	Deutsche Immobilien Leasing GmbH	Duesseldorf	1
212	Deutsche India Holdings Private Limited	Mumbai	1
213	Deutsche International Corporate Services (Ireland) Limited	Dublin	1
214	Deutsche International Corporate Services Limited	St. Helier	2
215	Deutsche International Custodial Services Limited	St. Helier	2
216	Deutsche Investments (Netherlands) N.V.	Amsterdam	1
217	Deutsche Investments India Private Limited	Mumbai	1
218	Deutsche Investor Services Private Limited	Mumbai	2
219	Deutsche Knowledge Services Pte. Ltd.	Singapore	1
220	Deutsche Leasing New York Corp.	New York	1
221	Deutsche Mandatos S.A.	Buenos Aires	1
222	Deutsche Master Funding Corporation	Wilmington	1
223	Deutsche Mexico Holdings S.à r.l.	Luxembourg	1
224	Deutsche Morgan Grenfell Group Limited	London	1
225	Deutsche Mortgage & Asset Receiving Corporation	Wilmington	1
226	Deutsche Mortgage Securities, Inc.	Wilmington	3
227	Deutsche Nederland N.V.	Amsterdam	1
228	Deutsche New Zealand Limited	Auckland	1
229	Deutsche Nominees Limited	London	1
230	Deutsche Oppenheim Family Office AG	Cologne	1
231	Deutsche Overseas Issuance New Zealand Limited	Auckland	1
232	Deutsche Postbank Finance Center Objekt GmbH	Schuettringen	1
233	Deutsche Private Asset Management Limited	London	2
234	Deutsche Securities (India) Private Limited	New Delhi	1
235	Deutsche Securities (Proprietary) Limited	Johannesburg	1
236	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg	1
237	Deutsche Securities Asia Limited	Hong Kong	1
238	Deutsche Securities Australia Limited	Sydney	1
239	Deutsche Securities Inc.	Tokyo	1
240	Deutsche Securities Israel Ltd.	Tel Aviv	1
241	Deutsche Securities Korea Co.	Seoul	1
242	Deutsche Securities Mauritius Limited	Ebène	1
243	Deutsche Securities S.A.	Buenos Aires	1
244	Deutsche Securities Saudi Arabia (a closed joint stock company)	Riyadh	1
245	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City	1
246	Deutsche Services Polska Sp. z o.o.	Warsaw	1
247	Deutsche StiftungsTrust GmbH	Frankfurt	2
248	Deutsche Strategic Investment Holdings Yugen Kaisha	Tokyo	1
249	Deutsche Trustee Company Limited	London	2
250	Deutsche Trustee Services (India) Private Limited	Mumbai	2
251	Deutsche Trustees Malaysia Berhad	Kuala Lumpur	2
252	Deutsche Wealth Management S.G.I.I.C., S.A.	Madrid	1
253	Deutsches Institut für Altersvorsorge GmbH	Frankfurt	2
254	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt	2
255	DISCA Beteiligungsgesellschaft mbH	Duesseldorf	1
256	DNU Nominees Pty Limited	Sydney	1
257	DTS Nominees Pty Limited	Sydney	2
258	Durian (Luxembourg) S.à r.l.	Luxembourg	2
259	DWS Alternatives France	Paris	2
260	DWS Alternatives Global Limited	London	1
261	DWS Alternatives GmbH	Frankfurt	1
262	DWS Asset Management (Korea) Company Limited	Seoul	1
263	DWS Beteiligungs GmbH	Frankfurt	1
264	DWS CH AG	Zurich	1
265	DWS Distributors, Inc.	Wilmington	1
266	DWS Far Eastern Investments Limited	Taipei	1
267	DWS Group GmbH & Co. KGaA	Frankfurt	1, 5
268	DWS Group Services UK Limited	London	1
269	DWS Grundbesitz GmbH	Frankfurt	1
270	DWS International GmbH	Frankfurt	1
271	DWS Investment GmbH	Frankfurt	1
272	DWS Investment Management Americas, Inc.	Wilmington	1
273	DWS Investment S.A.	Luxembourg	1
274	DWS Investments Australia Limited	Sydney	1
275	DWS Investments Hong Kong Limited	Hong Kong	1
276	DWS Investments Japan Limited	Tokyo	1
277	DWS Investments Shanghai Limited	Shanghai	1
278	DWS Investments Singapore Limited	Singapore	1
279	DWS Investments UK Limited	London	1
280	DWS Management GmbH	Frankfurt	1
281	DWS Real Estate GmbH	Frankfurt	1
282	DWS Service Company	Wilmington	1
283	DWS Trust Company	Concord	1
284	DWS USA Corporation	Wilmington	1
285	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg	2
286	Elizabethan Holdings Limited	George Town	3
287	Elizabethan Management Limited	George Town	2
288	European Value Added I (Alternate G.P.) LLP	London	1
289	Fiduciaria Sant' Andrea S.r.l.	Milan	2
290	Finanzberatungsgesellschaft mbH der Deutschen Bank	Berlin	3
291	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt	3
292	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl "Rimbachzentrum" KG	Bad Homburg	2
293	G Finance Holding Corp.	Wilmington	1
294	G918 Corp.	Wilmington	1
295	German American Capital Corporation	Lutherville-Timonium	1
296	Greenwood Properties Corp.	New York	1, 4
297	Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf	2, 5
298	Grundstücksgesellschaft Kerpen-Sindorf Vogelrutherfeld GbR	Troisdorf	2, 4
299	Grundstücksgesellschaft Leipzig Petersstraße GbR	Troisdorf	2, 4, 5
300	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf	2, 5
301	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben I GbR	Troisdorf	2, 4
302	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben II GbR	Troisdorf	2, 4, 5
303	Immobilienfonds Mietwohnhäuser Quadrath-Ichendorf GbR	Troisdorf	2, 4
304	Immobilienfonds Wohn- und Geschäftshaus Köln-Blumenberg V GbR	Troisdorf	2, 4
305	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne	1
306	IVAF I Manager, S.à r.l.	Luxembourg	1
307	J R Nominees (Pty) Ltd	Johannesburg	2
308	Joint Stock Company Deutsche Bank DBU	Kiev	1
309	Jyogashima Godo Kaisha	Tokyo	1
310	KEBA Gesellschaft für interne Services mbH	Frankfurt	1
311	Kidson Pte Ltd	Singapore	1
312	Konsul Inkasso GmbH	Essen	1
313	LA Water Holdings Limited	George Town	1
314	LAWL Pte. Ltd.	Singapore	1
315	Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld	1
316	Leonardo III Initial GP Limited	London	3
317	Maher Terminals Holdings (Toronto) Limited	Vancouver	1
318	MEF I Manager, S. à r.l.	Luxembourg	1
319	MIT Holdings, Inc.	Baltimore	1
320	MortgageIT Securities Corp.	Wilmington	1
321	MortgageIT, Inc.	New York	1
322	norisbank GmbH	Bonn	1
323	OOO "Deutsche Bank TechCentre"	Moscow	1
324	OOO "Deutsche Bank"	Moscow	1
325	OPB Verwaltungs- und Beteiligungs-GmbH	Cologne	3
326	OPB Verwaltungs- und Treuhand GmbH	Cologne	1
327	OPB-Nona GmbH	Frankfurt	1
328	OPB-Oktava GmbH	Cologne	3
329	OPB-Quarta GmbH	Cologne	3
330	OPB-Septima GmbH	Cologne	3
331	OPPENHEIM Capital Advisory GmbH	Cologne	1
332	OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne	3
333	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne	3
334	OPS Nominees Pty Limited	Sydney	2
335	OVV Beteiligungs GmbH	Cologne	3
336	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
337	Pan Australian Nominees Pty Ltd	Sydney	1
338	PB Factoring GmbH	Bonn	1
339	PB Firmenkunden AG	Bonn	1
340	PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Bonn	1, 4
341	PCC Services GmbH der Deutschen Bank	Essen	1
342	Plantation Bay, Inc.	St. Thomas	2
343	Postbank Akademie und Service GmbH	Hameln	2
344	Postbank Beteiligungen GmbH	Bonn	1
345	Postbank Direkt GmbH	Bonn	1
346	Postbank Filialvertrieb AG	Bonn	1
347	Postbank Finanzberatung AG	Hameln	2
348	Postbank Immobilien GmbH	Hameln	2
349	Postbank Immobilien und Baumanagement GmbH	Bonn	1
350	Postbank Leasing GmbH	Bonn	1
351	PT Deutsche Sekuritas Indonesia	Jakarta	1
352	R.B.M. Nominees Pty Ltd	Sydney	1
353	REO Properties Corporation	Wilmington	1
354	RoPro U.S. Holding, Inc.	Wilmington	1
355	Route 28 Receivables, LLC	Wilmington	1
356	RREEF America L.L.C.	Wilmington	1
357	RREEF China REIT Management Limited	Hong Kong	2
358	RREEF European Value Added I (G.P.) Limited	London	1
359	RREEF Fund Holding Co.	George Town	1
360	RREEF India Advisors Private Limited	Mumbai	2
361	RREEF Management L.L.C.	Wilmington	2
362	RTS Nominees Pty Limited	Sydney	2
363	SAB Real Estate Verwaltungs GmbH	Hameln	3
364	SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
365	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne	1
366	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
367	Sechste Salomon Beteiligungs- und Verwaltungsgesellschaft mbH i.L.	Cologne	1, 4
368	Service Company Four Limited	Hong Kong	2
369	Sharps SP I LLC	Wilmington	1
370	Stelvio Immobiliare S.r.l.	Bolzano	2
371	Structured Finance Americas, LLC	Wilmington	1
372	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt	1
373	Tasfiye Halinde Deutsche Securities Menkul Degerler A.S.	Istanbul	1
374	TELO Beteiligungsgesellschaft mbH	Schoenefeld	1
375	Tempurrite Leasing Limited	London	1
376	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok	1
377	Treuinvest Service GmbH	Frankfurt	2
378	Triplereason Limited	London	1
379	Ullmann - Esch Grundstücksgesellschaft Kirchnerstraße GbR	Troisdorf	2, 4
380	Ullmann - Esch Grundstücksverwaltungsgesellschaft Disternich GbR	Troisdorf	2, 4
381	Vesta Real Estate S.r.l.	Milan	1
382	VÖB-ZVD Processing GmbH	Bonn	1
383	Wealthspur Investment Ltd.	Labuan	3
384	WEPLA Beteiligungsgesellschaft mbH	Frankfurt	1
385	Whale Holdings S.à r.l., en liquidation volontaire	Luxembourg	1
386	World Trading (Delaware) Inc.	Wilmington	1
Consolidated Structured Entities
387	Alguer Inversiones Designated Activity Company	Dublin	2
388	Alixville Invest, S.L.	Madrid	2
389	Altersvorsorge Fonds Hamburg Alter Wall Dr. Juncker KG	Frankfurt	2
390	Amber Investments S.à r.l.	Luxembourg	1
391	Asset Repackaging Trust Five B.V.	Amsterdam	2, 7
392	Atena SPV S.r.l.	Conegliano	1
393	Atlas Investment Company 1 S.à r.l.	Luxembourg	2
394	Atlas Investment Company 2 S.à r.l.	Luxembourg	2
395	Atlas Investment Company 3 S.à r.l.	Luxembourg	2
396	Atlas Investment Company 4 S.à r.l.	Luxembourg	2
397	Atlas Portfolio Select SPC	George Town	3
398	Atlas SICAV - FIS	Luxembourg	2, 7
399	Axia Insurance, Ltd.	Hamilton	2, 7
400	Carpathian Investments Designated Activity Company	Dublin	1
401	Cathay Capital (Labuan) Company Limited	Labuan	2
402	Cathay Capital Company Limited	Ebène	3
403	Cathay Strategic Investment Company Limited	Hong Kong	2
404	Cathay Strategic Investment Company No. 2 Limited	George Town	2
405	Cayman Reference Fund Holdings Limited	George Town	2
406	Ceto S.à r.l.	Luxembourg	2
407	Charitable Luxembourg Four S.à r.l.	Luxembourg	2
408	Charitable Luxembourg Three S.à r.l.	Luxembourg	2
409	Charitable Luxembourg Two S.à r.l.	Luxembourg	2
410	City Leasing (Thameside) Limited	London	1
411	City Leasing Limited	London	1
412	CLASS Limited	St. Helier	2, 7
413	Collins Capital Low Volatility Performance II Special Investments, Ltd.	Road Town	2
414	Crofton Invest, S.L.	Madrid	2
415	Danube Properties S.à r.l., en faillite	Luxembourg	2
416	Dariconic Designated Activity Company	Dublin	2
417	DB Asset Finance I S.à r.l.	Luxembourg	1
418	DB Aster II, LLC	Wilmington	1
419	DB Aster III, LLC	Wilmington	1
420	DB Aster, Inc.	Wilmington	1
421	DB Aster, LLC	Wilmington	1
422	DB Covered Bond S.r.l.	Conegliano	1
423	DB Credit Investments S.à r.l.	Luxembourg	1
424	DB Finance International GmbH	Frankfurt	1
425	DB Global Markets Multi-Strategy Fund I Ltd.	George Town	2
426	DB Holding Fundo de Investimento Multimercado Investimento no Exterior Crédito Privado	Sao Paulo	3
427	DB Immobilienfonds 1 Wieland KG	Frankfurt	2
428	DB Immobilienfonds 2 KG i.L.	Frankfurt	1
429	DB Immobilienfonds 4 KG i.L.	Frankfurt	2
430	DB Impact Investment (GP) Limited	London	1
431	DB Litigation Fee LLC	Wilmington	1
432	DB Municipal Holdings LLC	Wilmington	1
433	db PBC	Luxembourg	2, 7
434	DB PWM	Luxembourg	2, 7
435	DB RC Holdings, LLC	Wilmington	1
436	DB SPEARs/LIFERs, Series DB-8015 Trust	Wilmington	3
437	DB SPEARs/LIFERs, Series DB-8017 Trust	Wilmington	3
438	DB SPEARs/LIFERs, Series DB-8018 Trust	Wilmington	3
439	DB SPEARs/LIFERs, Series DB-8019 Trust	Wilmington	3
440	DB SPEARs/LIFERs, Series DB-8020 Trust	Wilmington	3
441	DB SPEARs/LIFERs, Series DB-8028 Trust	Wilmington	3
442	DB SPEARs/LIFERs, Series DB-8029 Trust	Wilmington	3
443	DB SPEARs/LIFERs, Series DB-8030 Trust	Wilmington	3
444	DB SPEARs/LIFERs, Series DB-8031 Trust	Wilmington	3
445	DB SPEARs/LIFERs, Series DB-8033 Trust	Wilmington	3
446	DB SPEARs/LIFERs, Series DB-8036 Trust	Wilmington	3
447	DB SPEARs/LIFERs, Series DBE-8022 Trust	Wilmington	3
448	DB SPEARs/LIFERs, Series DBE-8032 Trust	Wilmington	3
449	DB SPEARs/LIFERs, Series DBE-8034 Trust	Wilmington	3
450	DB SPEARs/LIFERs, Series DBE-8052 Trust	Wilmington	3
451	DB SPEARs/LIFERs, Series DBE-8054 Trust	Wilmington	2
452	DB SPEARs/LIFERs, Series DBE-8055 Trust	Wilmington	3
453	DB SPEARs/LIFERs, Series DBE-8056 Trust	Wilmington	3
454	DB SPEARs/LIFERs, Series DBE-8057 Trust	Wilmington	3
455	DB SPEARs/LIFERs, Series DBE-8058 Trust	Wilmington	3
456	DB SPEARs/LIFERs, Series DBE-8059 Trust	Wilmington	3
457	DB SPEARs/LIFERs, Series DBE-8060 Trust	Wilmington	3
458	DB SPEARs/LIFERs, Series DBE-8061 Trust	Wilmington	3
459	DB SPEARs/LIFERs, Series DBE-8062 Trust	Wilmington	2
460	DB SPEARs/LIFERs, Series DBE-8063 Trust	Wilmington	3
461	DB SPEARs/LIFERs, Series DBE-8064 Trust	Wilmington	3
462	DB SPEARs/LIFERs, Series DBE-8065 Trust	Wilmington	3
463	DB SPEARs/LIFERs, Series DBE-8066 Trust	Wilmington	2
464	DB SPEARs/LIFERs, Series DBE-8067 Trust	Wilmington	3
465	DB SPEARs/LIFERs, Series DBE-8068 Trust	Wilmington	3
466	DB SPEARs/LIFERs, Series DBE-8069 Trust	Wilmington	3
467	DB SPEARs/LIFERs, Series DBE-8070 Trust	Wilmington	2
468	DB SPEARs/LIFERs, Series DBE-8071 Trust	Wilmington	3
469	DB SPEARs/LIFERs, Series DBE-8072 Trust	Wilmington	3
470	DB SPEARs/LIFERs, Series DBE-8073 Trust	Wilmington	3
471	DB Structured Finance 1 Designated Activity Company	Dublin	1
472	DB Structured Finance 2 Designated Activity Company	Dublin	1
473	DB Structured Holdings Luxembourg S.à r.l.	Luxembourg	1
474	DBRE Global Real Estate Management US IB, L.L.C.	Wilmington	1
475	DBX ETF Trust	Wilmington	2, 7
476	De Heng Asset Management Company Limited	Beijing	2
477	Deloraine Spain, S.L.	Madrid	2
478	Deutsche Bank Capital Finance LLC I	Wilmington	1
479	Deutsche Bank Capital Finance Trust I	Wilmington	1, 4
480	Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg	2, 7
481	Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg	2, 7
482	Deutsche Bank SPEARs/LIFERs, Series DBE-8011 Trust	Wilmington	3
483	Deutsche Colombia S.A.S.	Bogotá	1
484	Deutsche Postbank Funding LLC I	Wilmington	1
485	Deutsche Postbank Funding LLC II	Wilmington	1
486	Deutsche Postbank Funding LLC III	Wilmington	1
487	Deutsche Postbank Funding Trust I	Wilmington	1, 4
488	Deutsche Postbank Funding Trust II	Wilmington	1, 4
489	Deutsche Postbank Funding Trust III	Wilmington	1, 4
490	DWS Access S.A.	Luxembourg	2, 7
491	DWS FlexPension	Luxembourg	2, 7
492	DWS Garant	Luxembourg	2, 7
493	DWS Invest	Luxembourg	2, 7
494	DWS Invest (IE) ICAV	Dublin	2
495	DWS World Protect 90	Luxembourg	2
496	DWS Zeitwert Protect	Luxembourg	2
497	Dynamic Infrastructure Securities Fund LP	Wilmington	2
498	Earls Four Limited	George Town	2, 7
499	EARLS Trading Limited	George Town	2
500	Einkaufszentrum "HVD Dresden" S.à.r.l & Co. KG i.I.	Cologne	2
501	Eirles Three Designated Activity Company	Dublin	2, 7
502	Eirles Two Designated Activity Company	Dublin	2, 7
503	Emerald Asset Repackaging Designated Activity Company	Dublin	1
504	Emerging Markets Capital Protected Investments Limited	George Town	2, 7
505	Emeris	George Town	2
506	Encina Property Finance Designated Activity Company	Dublin	2
507	Epicuro SPV S.r.l.	Conegliano	2
508	Erste Frankfurter Hoist GmbH	Frankfurt	1
509	Fondo Privado de Titulizacion Activos Reales 1 B.V.	Amsterdam	2
510	Fondo Privado de Titulización PYMES I Designated Activity Company	Dublin	2
511	FRANKFURT CONSULT GmbH	Frankfurt	1
512	Freddie Mac Class A Taxable Multifamily M Certificates Series M-037	McLean	3
513	Freddie Mac Class A Taxable Multifamily M Certificates Series M-039	McLean	3
514	Freddie Mac Class A Taxable Multifamily M Certificates Series M-040	McLean	3
515	Freddie Mac Class A Taxable Multifamily M Certificates Series M-041	McLean	3
516	Freddie Mac Class A Taxable Multifamily M Certificates Series M-043	McLean	3
517	Freddie Mac Class A Taxable Multifamily M Certificates Series M-044	McLean	3
518	Freddie Mac Class A Taxable Multifamily M Certificates Series M-047	McLean	3
519	G.O. IB-US Management, L.L.C.	Wilmington	1
520	GAC-HEL, Inc.	Wilmington	1
521	Galene S.à r.l.	Luxembourg	2
522	Gladyr Spain, S.L.	Madrid	2
523	Global Markets Fundo de Investimento Multimercado	Rio de Janeiro	3
524	Global Markets III Fundo de Investimento Multimercado - Crédito Privado e Investimento No Exterior	Rio de Janeiro	3
525	Global Opportunities Co-Investment Feeder, LLC	Wilmington	2
526	Global Opportunities Co-Investment, LLC	George Town	2
527	Groton Invest, S.L.	Madrid	2
528	GWC-GAC Corp.	Wilmington	1
529	Hamildak Designated Activity Company	Dublin	2
530	Havbell Designated Activity Company	Dublin	2
531	Histria Inversiones Designated Activity Company	Dublin	2
532	Iberia Inversiones Designated Activity Company	Dublin	2
533	Iberia Inversiones II Designated Activity Company	Dublin	2
534	Infrastructure Holdings (Cayman) SPC	George Town	2
535	Inn Properties S.à r.l., en faillite	Luxembourg	2
536	Investor Solutions Limited	St. Helier	2, 7
537	Isar Properties S.à r.l., en faillite	Luxembourg	2
538	IVAF (Jersey) Limited	St. Helier	2
539	Kelona Invest, S.L.	Madrid	2
540	Kelsey Street LLC	Wilmington	1
541	KH Kitty Hall Holdings Limited	Galway	2
542	KOMPASS 3 Beteiligungsgesellschaft mbH	Duesseldorf	3
543	KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG i.L.	Duesseldorf	1, 5
544	KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG i.L.	Duesseldorf	1, 5
545	Kratus Inversiones Designated Activity Company	Dublin	2
546	Latitude Australia Secured Personal Loans Trust	Melbourne	2
547	Ledyard, S.L.	Madrid	2
548	87 Leonard Development LLC	Wilmington	1
549	Leonardo Charitable 1 Limited	George Town	2
550	Lerma Investments 2018, Sociedad Limitada	Madrid	2
551	Life Mortgage S.r.l.	Conegliano	2
552	Lindsell Finance Limited	St. Julian's	1
553	Lockwood Invest, S.L.	Madrid	2
554	London Industrial Leasing Limited	London	1
555	Lunashadow Limited	Dublin	2
556	Malabo Holdings Designated Activity Company	Dublin	2
557	Merlin I (in voluntary liquidation)	Camana Bay	2
558	Merlin XI	George Town	2
559	Meseta Inversiones Designated Activity Company	Dublin	2
560	Micro-E Finance S.r.l.	Rome	2
561	Motion Picture Productions One GmbH & Co. KG	Frankfurt	1, 5
562	MPP Beteiligungsgesellschaft mbH	Frankfurt	1
563	Navegator - SGFTC, S.A.	Lisbon	1
564	NCW Holding Inc.	Vancouver	1
565	New 87 Leonard, LLC	Wilmington	1
566	Oasis Securitisation S.r.l.	Conegliano	1, 4
567	Oder Properties S.à r.l., en faillite	Luxembourg	2
568	OPAL, en liquidation volontaire	Luxembourg	2, 7
569	Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw	2
570	OTTAM Mexican Capital Trust Designated Activity Company	Dublin	2, 7
571	Palladium Global Investments S.A.	Luxembourg	2, 7
572	Palladium Securities 1 S.A.	Luxembourg	2, 7
573	PanAsia Funds Investments Ltd.	George Town	2, 7
574	PARTS Funding, LLC	Wilmington	1
575	PEIF II SLP Feeder, L.P.	Edinburgh	3
576	PEIF III SLP Feeder GP, S.à r.l.	Senningerberg	2
577	PEIF III SLP Feeder, SCSp	Senningerberg	2, 5
578	Peruda Leasing Limited	London	1
579	PERUS 1 S.à r.l.	Luxembourg	2
580	PES Carry and Employee Co-Investment Feeder SCSp	Luxembourg	3
581	PES Carry and Employee Co-Investment GP S.à r.l.	Luxembourg	2
582	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Makati City	1
583	Property Debt Fund S.C.Sp. SICAV-RAIF	Luxembourg	2
584	QR Tower 2, LLC	Wilmington	1
585	Quartz No. 1 S.A.	Luxembourg	2
586	Radical Properties Unlimited Company	Dublin	2
587	Reference Capital Investments Limited	London	1
588	REO Properties Corporation II	Wilmington	1, 4
589	Residential Mortgage Funding Trust	Toronto	2
590	Rhine Properties S.à r.l., en faillite	Luxembourg	2
591	Riviera Real Estate	Paris	2
592	Romareda Holdings Designated Activity Company	Dublin	2
593	RREEF DCH, L.L.C.	Wilmington	1
594	Samburg Invest, S.L.	Madrid	2
595	SCB Alpspitze UG (haftungsbeschränkt)	Frankfurt	2
596	Seaconview Designated Activity Company	Dublin	2
597	Select Access Investments Limited	Sydney	2, 7
598	Singer Island Tower Suite LLC	Wilmington	1
599	SOLIDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
600	Somkid Immobiliare S.r.l.	Conegliano	2
601	SP Mortgage Trust	Wilmington	2
602	SPV I Sociedad Anónima Cerrada	Lima	1
603	SPV II Sociedad Anónima Cerrada	Lima	1
604	Style City Limited	Dublin	2
605	Swabia 1 Designated Activity Company	Dublin	2
606	Swabia 1. Vermögensbesitz-GmbH	Frankfurt	1
607	Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon	1
608	Tasman NZ Residential Mortgage Trust	Auckland	2
609	Tender Option Bond Series 2019-BAML3502AB Trust	Wilmington	3
610	Tender Option Bond Series 2019-BAML3503AB Trust	Wilmington	3
611	Trave Properties S.à r.l., en faillite	Luxembourg	2
612	TRS Aria LLC	Wilmington	3
613	TRS Leda LLC	Wilmington	3
614	TRS Maple II LTD	George Town	1
615	TRS Oak II LTD	George Town	1
616	TRS Scorpio LLC	Wilmington	3
617	TRS SVCO LLC	Wilmington	3
618	TRS Tupelo II LTD	George Town	1
619	TRS Venor LLC	Wilmington	3
620	TRS Walnut II LTD	George Town	1
621	VCJ Lease S.à r.l.	Luxembourg	2
622	Vermögensfondmandat Flexible (80% teilgeschützt)	Luxembourg	2
623	Waltzfire Limited	Dublin	2
624	Wedverville Spain, S.L.	Madrid	2
625	Wendelstein 2017-1 UG (haftungsbeschränkt)	Frankfurt	2
626	Xtrackers (IE) Public Limited Company	Dublin	2, 7
627	Xtrackers ETC Public Limited Company	Dublin	2
628	Zumirez Drive LLC	Wilmington	1
Serial No.	Footnotes - English
1	Entity fully consolidated under the regulatory scope.
2	Entity neither consolidated nor deducted under the regulatory scope.
3	Entity under the regulatory scope deducted from own funds according to Articles 36 and 48 CRR.
4	Controlled.
5	Status as shareholder with unlimited liability pursuant to Section 313 (2) Number 6 HGB.
6	General Partnership.
7	Only specified assets and related liabilities (silos) of this entity were consolidated.

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